Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 30, 2009 (the “Effective Date”) by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A. The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of October 6, 2006, as amended by instruments dated as of January 2, 2007, November 9, 2007, March 13, 2008 and August 4, 2008. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.
B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:
SECTION 1. Amendments to Credit Agreement.
(a) The definition of “Applicable Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Applicable Percentage” shall mean, for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin for Revolving Loans”, (ii) Revolving Loans which are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee”, (iii) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee” and (iv) the Letter of Credit Fee shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee”:

			LIBOR Rate Margin
		Alternate Base Rate	for Revolving Loans
	Leverage	Margin for	and Letter of	Commitment
Level	Ratio	Revolving Loans	Credit Fee	Fee
I	< 1.00 to 1.0	0.125%	1.625%	0.25%
II	< 1.50 to 1.0 but ≥ 1.00 to 1.0	0.25%	1.75%	0.25%
III	< 2.00 to 1.0 but ≥ 1.50 to 1.0	0.50%	2.00%	0.25%
IV	< 2.50 to 1.0 but ≥ 2.00 to 1.0	0.75%	2.25%	0.375%
V	< 3.00 to 1.0 but ≥ 2.50 to 1.0	1.00%	2.50%	0.375%
VI	< 3.50 to 1.0 but ≥ 3.00 to 1.0	1.25%	2.75%	0.50%
VII	≥ 3.50 to 1.0	1.50%	3.00%	0.50%
The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an “Interest Determination Date”). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. After the Closing Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level VII until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.
(b) The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Consolidated EBITDA” shall mean, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income taxes and other similar taxes, (C) losses (or minus gains) on the sale or disposition of assets outside the ordinary course of business and (D) depreciation, amortization expense and other non-cash charges, all as determined in accordance with GAAP. Non-cash charges that are added back to Consolidated Net Income in subsection (D), but are ultimately paid in cash will be deducted from Consolidated EBITDA at the time cash payments are made (other than the litigation charges in the amount of $17,000,000 specified and described in the December 31, 2008 Form 10k filing by the Borrower, which shall continue to be excluded from the calculation of Consolidated EBITDA in the event it is paid).
(c) The definition of “Issuing Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Issuing Lender” means either of JPM Chase or Wells Fargo Bank, National Association (at Borrower’s election), in its capacity as the issuer of Letters of Credit hereunder.
(d) A new clause (xi) is hereby added to the definition of “Permitted Liens” set forth in Section 1.1 of the Credit Agreement, such new clause to read in its entirety as follows:
(xi) Liens securing Indebtedness permitted under Section 6.1(i).
(e) Section 2.3(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
(a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require consistent with customary practice at such time, during the Commitment Period the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed THIRTY MILLION DOLLARS ($30,000,000) (the “LOC Committed Amount”), (ii) the sum of the aggregate amount of Revolving Loans plus Swingline Loans plus LOC Obligations shall not at any time exceed the aggregate Revolving Committed Amount, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for the purpose of supporting tax-advantaged variable rate demand note financing and for other lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers’ compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $10,000 or such other amount as agreed by the Administrative Agent and the Borrower. JPM Chase or Wells Fargo Bank, National Association shall be the Issuing Lender on all Letters of Credit issued after July 30, 2009.
(f) Section 5.9 of the Credit Agreement is hereby amended to read in its entirety as follows:
Section 5.9 Financial Covenants.
The Borrower shall, and shall cause each other Credit Party to, comply with the following financial covenants:
(a) Leverage Ratio. The Leverage Ratio shall be less than or equal to (i) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries during the period from and after July 30, 2009 through and including March 31, 2010, 3.75 to 1.00, (ii) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries during the period from and after April 1, 2010 through and including September 30, 2010, 3.50 to 1.00, (iii) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries during the period from and after October 1, 2010 through and including March 31, 2011, 3.00 to 1.00, and (iv) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries thereafter, 2.75 to 1.0.
(b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Subsidiaries occurring from and after July 30, 2009, shall be greater than or equal to 2.00 to 1.0.
(c) Consolidated Capital Expenditures. As of the end of each fiscal quarter of the Borrower beginning with the fiscal quarter ending June 30, 2008, Consolidated Capital Expenditures of the Borrower for the immediately preceding twelve month period shall not exceed two hundred percent (200%) of the last twelve month depreciation and amortization of the Borrower and its consolidated Subsidiaries determined on a rolling four fiscal quarter basis.
(g) Section 6.1(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
(b) Indebtedness of the Borrower and its Subsidiaries existing as of July 30, 2009 and set out more specifically in Schedule 6.1(b) hereto and Indebtedness assumed after July 30, 2009 in connection with acquisitions permitted under Section 6.6(c) (provided that such Indebtedness was not incurred in connection with such acquisition and any Liens existing in connection with such Indebtedness shall relate only to the assets financed thereby), and renewals, refinancings or extensions of any of the above in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension plus normal and customary fees and other transaction costs payable to unaffiliated third parties incurred in connection therewith;
(h) Section 6.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
(c) Indebtedness of the Borrower and its Subsidiaries incurred after July 30, 2009 consisting of purchase money Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of any asset or property (any of which may be funded up to, but not later than, 180 days after the date of acquisition of the applicable asset or the date of completion of construction, as the case may be, and up to $20,000,000 of which (in the aggregate) may be funded up to, but not later than, 270 days after the date of acquisition of the applicable asset or the date of completion of construction, as the case may be) provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset or property; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing (provided that separate purchase money Indebtedness facilities may be aggregated in connection with any refinancing, in which event the aggregate refinanced amount may be secured by all of the assets that secured such separate facilities and, in such event, Agent shall, upon request by Borrower, execute lien subordination agreements whereby the Liens under the Credit Documents are subordinated to the Liens securing the applicable refinancing and otherwise in form and substance reasonably satisfactory to the Administrative Agent); and (iii) the amount of such Indebtedness incurred pursuant to this Section 6.1(c) plus the amount of the Indebtedness of the type described herein and set forth on Schedule 6.1(b) shall not exceed the Purchase Money Debt Basket in effect from time to time;
(i) Section 6.1(i) of the Credit Agreement is hereby amended to read in its entirety as follows:
(i) Other Indebtedness of the Borrower and its Subsidiaries incurred after June 30, 2006 which does not exceed $15,000,000 in the aggregate at any time outstanding.
(j) Section 6.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

(c) enter into any transaction or series of transactions for the purposes of acquiring all or a substantial portion of the assets, property and/or Capital Stock of any Person other than, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom on a Pro Forma Basis, the acquisition by any Credit Party of all or a majority of the Capital Stock or other ownership interest in (or all or a substantial portion of the assets, property and/or operations of) any Person provided that (i) such acquisition is of a Person in the same or a similar line of business, (ii) the Borrower can demonstrate, on a Pro Forma Basis, after giving effect to such acquisition that the Leverage Ratio of the Borrower does not exceed the then current maximum Leverage Ratio under Section 5.9(a) hereof minus 0.25, and (iii) the Borrower shall comply with the requirements of Section 5.2(e) hereof.
(k) Section 6.12 of the Credit Agreement is hereby amended to read in its entirety as follows:
Section 6.12 Restricted Payments.
The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) as permitted by Section 6.13 and (d) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the Borrower may repurchase shares of its Capital Stock during the term of this Agreement in any amount, so long as (i) the Borrower can demonstrate, after giving effect to such purchase (A) compliance on a Pro Forma Basis with the financial covenants set forth in Section 5.9 hereof, as set forth in a compliance certificate and (B) the Leverage Ratio of the Borrower after giving effect to any such repurchase on a Pro Forma Basis shall not exceed 1.75 to 1.00.
(l) Schedule 6.1(b) to the Credit Agreement is hereby amended to be identical to Schedule 6.1(b) attached hereto.
SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.
SECTION 3. Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.
SECTION 4. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.
SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.
SECTION 6. Amendment Fee.. No part of this Amendment shall become effective until the Borrowers shall have paid to the Administrative Agent (for the pro rata benefit of the Lenders executing and delivering this Amendment by the Effective Date) amendment fees equal to 0.25% of the Revolving Commitment of each such Lender so executing this Amendment.
[signature pages follow]

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02
THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CONSOLIDATED GRAPHICS, INC., a Texas corporation

By:	/s/ Jon C. Biro,
Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Erin Robbins
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ H. Michael Sultanik
Vice President

BANK OF AMERICA, N.A.

By:	/s/ Julie Castano
Vice President
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

COMERICA BANK

By:	/s/ DeVon Lang
Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ H. Michael Sultanik
Vice President

RBS CITIZENS, N.A.

By:	/s/ Brian H. Gallagher
Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Douglas Barnell
Vice President & Manager

BANK OF TEXAS, N.A.

By:	/s/ Marian Livingston
Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Laif Afseth
Senior Vice President
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.
A&A AMALGAMATED PRINTING ENTERPRISES, INC.,
     a California corporation,
AGS CUSTOM GRAPHICS, INC.,
     a Maryland corporation,
AMERICAN LITHOGRAPHERS, INC.,
     a California corporation,
APPLE GRAPHICS, INC.,
     a California corporation,
AUSTIN PRINTING COMPANY, INC.,
     a Georgia corporation,
AUTOMATED GRAPHIC IMAGING/COPY CENTER, INC.,
     a District of Columbia corporation,
AUTOMATED GRAPHIC SYSTEMS, LLC,
     a Maryland limited liability company,
BIGINK MAILING & FULFILLMENT COMPANY,
     a Kansas corporation,
BRIDGETOWN PRINTING CO.,
     an Oregon corporation,
BYRUM LITHOGRAPHING CO.,
     an Ohio corporation,
CDS PUBLICATIONS, INC.,
     an Oregon corporation,
CGML GENERAL PARTNER, INC.,
     a Delaware corporation,
CGML, LLC,
     a Delaware limited liability company,
CGX CALIFORNIA CONTRACTORS, INC.,
     a California corporation
CGX SOLUTIONS, INC.,
     a Texas corporation
CHAS. P. YOUNG COMPANY,
     a Texas corporation,
CHAS. P. YOUNG COMPANY, INC.,
     a New York corporation,
CLEAR VISIONS, INC.,
     a Texas corporation,
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

COLUMBIA COLOR, INC.,
     a California corporation,
CONSOLIDATED CARQUEVILLE PRINTING COMPANY,
     an Illinois corporation
CONSOLIDATED GRAPHICS CALIFORNIA,
     a California corporation,
CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY,
     a Delaware corporation,
CONSOLIDATED GLOBAL GROUP, INC.,
     a Texas corporation,
CONSOLIDATED GRAPHICS INTERNATIONAL, INC.,
     a Delaware corporation,
CONSOLIDATED GRAPHICS SERVICES, INC.,
     a Delaware corporation,
CONSOLIDATED GRAPHICS PROPERTIES, INC.,
     a Texas corporation,
CONSOLIDATED GRAPHICS PROPERTIES II, INC.,
     a Texas corporation,
COPY-MOR, INC.,
     an Illinois corporation,
COURIER PRINTING COMPANY,
     a Tennessee corporation,
DIGITAL DIRECT, LLC,
     a Pennsylvania limited liability company,
DIRECT COLOR, INC.,
     a California corporation,
EAGLE PRESS, INC.,
     a California corporation,
EASTWOOD PRINTING CORPORATION,
     a Colorado corporation,
ELECTRIC CITY PRINTING COMPANY,
     a South Carolina corporation,
EMERALD CITY GRAPHICS, INC.,
     a Washington corporation,
FITTJE BROS. PRINTING CO.,
     a Colorado corporation,
FREDERIC PRINTING COMPANY,
     a Colorado corporation,
GARNER PRINTING COMPANY,
     an Iowa corporation,
GEYER PRINTING COMPANY, INC.,
     a Pennsylvania corporation,
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

GILLILAND PRINTING, INC.
     a Kansas corporation,
GRAPHCOM LLC,
     a Georgia limited liability company,
GRAPHIC COMMUNICATIONS, INC.,
     a California corporation,
GRAPHIC TECHNOLOGY OF MARYLAND, INC.,
     a Maryland corporation,
GRAPHION, INC.,
     a California corporation,
GRITZ-RITTER GRAPHICS, INC.,
     a Colorado corporation,
GROVER PRINTING COMPANY,
     a Texas corporation,
GSL FINE LITHOGRAPHERS,
     a California corporation,
GULF PRINTING COMPANY,
     a Texas corporation,
H & N PRINTING & GRAPHICS, INC.,
     a Maryland corporation,
HEATH PRINTERS, INC.
     a Washington corporation
HERITAGE GRAPHICS, INC.,
     a Texas corporation,
IMAGE SYSTEMS, LLC,
     a Wisconsin limited liability company,
IRONWOOD LITHOGRAPHERS, INC.,
     an Arizona corporation,
KELMSCOTT COMMUNICATIONS LLC,
     a Delaware limited liability company,
KEYS PRINTING COMPANY,
     a South Carolina corporation,
LINCOLN PRINTING CORPORATION,
     an Indiana corporation,
MARYLAND COMPOSITION.COM, INC.,
     a Maryland corporation,
MAXIMUM GRAPHICS, INC.,
     a Minnesota corporation,
MAXWELL GRAPHIC ARTS, INC.,
     a New Jersey corporation,
MCKAY PRESS, INC.,
     a Michigan corporation,
MERCURY PRINTING COMPANY, LLC,
     a Tennessee limited liability company,
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

MERCURY WEB PRINTING, LLC.,
     a Kansas corporation,
METROPOLITAN PRINTING SERVICES, LLC,
     an Indiana limited liability company,
MOBILITY, INC.,
     a Virginia corporation,
MOUNT VERNON PRINTING COMPANY,
     a Maryland corporation,
MULTIPLE IMAGES PRINTING, INC.,
     an Illinois corporation,
NIES/ARTCRAFT, INC.,
     a Missouri corporation,
PICCARI PRESS, INC.,
     a Pennsylvania corporation,
PRECISION LITHO, INC.,
     a California corporation,
PRIDE PRINTERS, INC.,
     a Massachusetts corporation,
PRINTING CONTROL SERVICES, INCORPORATED,
     a Washington corporation,
PCA, a Maryland limited liability company,
PBM GRAPHICS, INC.,
     a North Carolina corporation,
PGH COMPANY, INC.,
     a Delaware corporation,
PRINTING, INC.,
     a Kansas corporation,
RUSH PRESS, INC.,
     a California corporation,
S&S GRAPHICS, LLC,
     a Maryland limited liability company,
S&S GRAPHICS PROPERTY, LLC,
     a Delaware limited liability company,
SPANGLER GRAPHICS, LLC,
     a Kansas limited liability company,
SPANGLER GRAPHICS PROPERTY, LLC,
     a Kansas limited liability company,
STORTERCHILDS PRINTING CO., INC.,
     a Florida corporation,
SUPERB PRINTING COMPANY,
     a Texas corporation,
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

SUPERIOR COLOUR GRAPHICS, INC.,
     a Michigan corporation,
TEWELL WARREN PRINTING COMPANY,
     a Colorado corporation,
THE ETHERIDGE COMPANY,
     a Michigan corporation,
THE CYRIL-SCOTT COMPANY,
     an Ohio corporation,
THE GRAPHICS GROUP, INC.,
     a Texas corporation,
THE HENNEGAN COMPANY,
     a Kentucky corporation,
THE JARVIS PRESS, INC.,
     a Texas corporation,
THE JOHN C. OTTO COMPANY, INC.,
     a Massachusetts corporation,
THE PIKES PEAK LITHOGRAPHIC CO.,
     a Colorado corporation,
THE PRINTERY, INC.,
     a Wisconsin corporation,
THEO. DAVIS SONS, INCORPORATED,
     a North Carolina corporation,
THOUSAND OAKS PRINTING AND SPECIALTIES, INC.,
     a California corporation,
TUCKER PRINTERS, INC.,
     a Texas corporation,
TULSA LITHO COMPANY,
     an Oklahoma corporation,
TURSACK INCORPORATED,
     a Pennsylvania corporation,
VALCOUR PRINTING, INC.,
     a Missouri corporation,
WALNUT CIRCLE PRESS, INC.,
     a North Carolina corporation,
WATERMARK PRESS, LTD.,
     a California corporation,
WENTWORTH CORPORATION,
     a South Carolina corporation,
WESTERN LITHOGRAPH COMPANY,
     a Texas corporation,
WESTLAND PRINTERS, INC.,
     a Maryland corporation,
WETZEL BROTHERS, LLC,
     a Wisconsin limited liability company,
WOODRIDGE PRESS, INC.,
     a California corporation,

By:	/s/ Jon C. Biro,
Executive Vice President of each of the foregoing
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.

SERCO FORMS, LLC,
     a Kansas limited liability company

By:	BIGINK MAILING & FULFILLMENT COMPANY, a Kansas corporation, and MERCURY WEB PRINTING, INC., a Kansas corporation, Members

	By:	/s/ Jon C. Biro, Executive Vice President of each of the foregoing
CONSOLIDATED GRAPHICS MANAGEMENT, LTD.,
     a Texas limited partnership,

By:	CGML GENERAL PARTNER, INC., a Delaware corporation, sole general partner of Consolidated Graphics Management, Ltd.

	By:	/s/ Jon C. Biro, Executive Vice President
CONSOLIDATED GRAPHICS DEVELOPMENT LLC,
     a Delaware limited liability company

By:	CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY, a Delaware corporation, Member

	By:	/s/ Jon C. Biro, Executive Vice President
Unnumbered signature page to Fifth Amendment to Credit Agreement for Consolidated Graphics, Inc.